                                                                      Exhibit 24
                               POWER OF ATTORNEY

        The undersigned do hereby constitute and appoint Steven B. Klinsky and
Alok Singh and their assigns as the true and lawful attorney-in-fact and agent of the undersigned, and authorizes and designates each of the foregoing attorneys-in-fact to sign on behalf of the undersigned, and to file filings and any amendments thereto, with the Securities and Exchange Commission, made by or on behalf of the undersigned in respect of (i) the beneficial ownership of equity securities of Deltek, Ltd. held by the undersigned, directly, indirectly or beneficially, pursuant to Sections 13(d), 13(g) and 16 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and (ii) the disposition of equity securities of Deltek,
Ltd. held by the undersigned, directly, indirectly or beneficially, in accordance with Rule 144 of the Securities Act of 1933, as amended (the
"Securities Act"), and the rules and regulations thereunder, including the filing of any Form 144 pursuant to the Securities Act. The undersigned hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of each of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Sections 13(d), 13(g) or 16 of the Exchange Act or Rule 144 of the Securities Act.

        This Power of Attorney shall remain in full force and effect until withdrawn by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 25th day of October, 2007.

                         By:    /s/ Steven B. Klinsky
                                ------------------------------------------
                         Name:  Steven B. Klinsky
                         Title:

                                Chief Executive Officer, New Mountain Capital,
                                L.L.C., and Managing Member of New
                                Mountain Investments II, L.L.C., which is the
                                General Partner to:
                                New Mountain Partners II, L.P.
                                New Mountain Affiliated Investors II, L.P.
                                Allegheny New Mountain Partners, L.P.

                                /s/ Steven B. Klinsky
                                ------------------------------------------
                                Steven B. Klinsky

                                /s/ Alok Singh
                                ------------------------------------------
                                Alok Singh

                                /s/ Michael B. Ajouz
                                ------------------------------------------
                                Michael B. Ajouz